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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                               September 19, 2007
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         Sancon Resources Recovery, Inc.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

                        1507 Greenland Commercial Centre
                    1258 Yuyuan Road, Shanghai, China 200050
                    (Address of Principal Executive Offices)

                                (+61) 3 97922555
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 15, 2007, the Registrant exercised its conversion right to convert its convertible note with face value of $200,000 into 70% equity interest of Sancon Resource Recovery (Shanghai) Co., Ltd., pursuant to the terms of Convertible Notes issued on June 1, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT:

(a) Financial statements of business acquired and Pro forma financial information

The financial statements of business acquired and the pro forma financial statements the Registrant are required to be filed as pat of this Current Report on Form 8-K are pending for the completion of the audit. Such financial statements shall be filed by amendment to this report on Form 8-K within 71 calendar days.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Sancon Resources Recovery, Inc.
                                        (REGISTRANT)

Date: September 19, 2007

                                        By: /s/ Jack Chen
                                            ----------------------------------
                                            Jack Chen
                                            Chief Executive Officer